UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 22, 2014

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

At the annual meeting of shareholders of Cell Therapeutics, Inc. (the “Company”) held on May 22, 2014 in New York, New York (the “Annual Meeting”), the Company’s shareholders approved amendments to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles Amendment”) and to the Company’s Second Amended and Restated Bylaws (the “Bylaws Amendment”). Such changes contained in the Articles Amendment and Bylaws Amendment, respectively, apply to the rights of all holders of the Company’s capital stock.

The information included below under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of the Company previously approved, subject to shareholder approval, an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase the number of shares of the Company’s common stock (“Common Stock”) that may be delivered pursuant to awards granted thereunder by an additional 11,000,000 shares. At the Company’s Annual Meeting, the Company’s shareholders approved such amendment to the 2007 Equity Plan. For a summary of the 2007 Equity Plan, please refer to the heading “Summary of the 2007 Equity Plan” contained in Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2014 (the “Proxy Statement”). Such summary is incorporated herein by reference and is qualified in its entirety by the text of the 2007 Equity Plan, which is incorporated herein by reference pursuant to Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Annual Meeting, the Company’s shareholders approved the Articles Amendment to the Company’s Amended and Restated Articles of Incorporation, as amended. The Articles Amendment, which became effective upon its filing with the Secretary of State of the State of Washington on May 22, 2014, provides for a declassification of the Company’s Board and allows our shareholders to now elect directors annually to one-year terms. The Articles Amendment phases-in the Board declassification over the next two years, and, as such, the Board will be fully declassified following the Company’s 2016 annual meeting of shareholders.

Additionally, the Articles Amendment removes a provision that had provided for directors to be removed only “for cause”, which was a procedural protection for a classified board structure. As a result of the Articles Amendment, a director may now be removed with or without cause.

In connection with approving the Articles Amendment, effective May 22, 2014, the Board approved the Bylaws Amendment to the Company’s Second Amended and Restated Bylaws (as amended, the “Bylaws”), which incorporates changes to Sections 3, 4, and 7 of Article IV of the Bylaws commensurate with those changes reflected in the Articles Amendment.

The foregoing summary of the Articles Amendment and the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles Amendment and Bylaws Amendment, which are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2014, at the Annual Meeting, the Company’s shareholders approved the five proposals listed below. The proposals are described in detail in the Proxy Statement. The results are as follows:

Proposal 1. Amendment of the Amended and Restated Articles of Incorporation

The Company’s shareholders voted on a proposal to approve the Articles Amendment to phase-out the classification of the Board and provide for an annual election of directors to one-year terms. The results of the voting included 61,695,713 votes for, 272,743 votes against, 70,133 votes abstained and 25,819,739 broker non-votes. Broker non-votes occur when a broker is not permitted to vote on a certain matter without instructions from the beneficial owner, and such instructions are not given. The Articles Amendment was approved.

Proposal 2. Election of Directors

As a result of the aforementioned Proposal 1 having been approved, the Company’s shareholders voted on a proposal to elect three directors to the Board, each to serve one-year terms. Pursuant to the Bylaws, the three nominees for director seats who received the most votes cast at the Annual Meeting were elected. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. James A. Bianco	45,951,318	16,087,271	25,819,739
Ms. Karen Ignagni	51,348,580	10,690,009	25,819,739
Dr. Frederick W. Telling	34,898,489	27,140,100	25,819,739

Broker non-votes had no effect on the outcome of this proposal since the election of directors is based on the number of votes actually cast. Each of the director nominees was elected.

Proposal 3. Amendment of the 2007 Equity Plan

The Company’s shareholders voted on a proposal to approve the amendment to the 2007 Equity Plan to increase the number of shares of Common Stock available for issuance thereunder by 11,000,000 shares. The results of the voting included 40,655,715 votes for, 10,896,407 votes against, 10,486,467 votes abstained and 25,819,739 broker non-votes. Broker non-votes had no effect on the outcome of this proposal since the approval of the amendment to the 2007 Equity Plan was based on the number of votes actually cast. The amendment to the 2007 Equity Plan was approved.

Proposal 4. Ratification of Selection of Independent Auditors

The Company’s shareholders voted on a proposal to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2014. The results of the voting included 86,170,044 votes for, 1,426,937 votes against, 261,347 votes abstained and no broker non-votes. The appointment of Marcum LLP was ratified.

Proposal 5. Advisory Vote to Approve Executive Compensation

The Company’s shareholders voted on a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement. The results of the voting included 33,539,831 votes for, 17,985,062 votes against, 10,513,696 votes abstained and 25,819,739 broker non-votes. Broker non-votes had no effect on the outcome of this proposal since this advisory vote was based on the number of votes actually cast. The Company’s shareholders approved the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Item 7.01	Regulation FD Disclosure.

On May 23, 2014 the Company plans to issue a press release in Italy regarding the Articles Amendment and Bylaws Amendment entitled “Cell Therapeutics Reports Results of Annual Meeting of Shareholders and Amendment to Articles of Incorporation and Bylaws.” A copy of the English translation of the press release is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

3.2	Amendment No. 1 to Second Amended and Restated Bylaws of Cell Therapeutics, Inc.

10.1	Cell Therapeutics, Inc. 2007 Equity Incentive Plan, as amended and restated (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 28, 2014).

99.1	English translation of the Press Release dated May 23, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: May 22, 2014	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc.

3.2	Amendment No. 1 to Second Amended and Restated Bylaws of Cell Therapeutics, Inc.

10.1	Cell Therapeutics, Inc. 2007 Equity Incentive Plan, as amended and restated (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 28, 2014).

99.1	English translation of Press Release dated May 23, 2014.